Investment securities (Tables)	12 Months Ended
Dec. 31, 2024
Investment securities
Schedule of investment securities

	As of December 31,
	2023	2024
	RMB	RMB
Short-term investments_ Fair value option	2,183,862	642,822
Short-term investments, net_ Available-for-sale	561,940	—
Short-term investments, net_ Held-to-maturity	347,331	76,933
Long-term investment securities, net_ Held-to-maturity	5,236,109	6,390,542
Long-term investment securities, net_ Available-for-sale	—	208,823
Total	8,329,242	7,319,120